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                                                                     EXHIBIT (j)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 23, 2000 and to all references to our firm included in or made a part of this Prospectus and Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Driehaus Mutual Funds.



                                                     /s/ Arthur Andersen LLP
                                                     ---------------------------
                                                     Arthur Andersen LLP


Chicago, Illinois,
April 20, 2000